AMENDMENT NO. 1

                                       TO

                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                          Dated as of December 31, 2004

         Reference is made to that certain Amended and Restated Employment Agreement dated as of January 1, 2004 (the "Agreement") by and among Enterprise Bancorp, Inc. (the "Company") and Enterprise Bank and Trust Company (the "Bank" and together with the Company, the "Employers") and Richard W. Main. (the "Executive").

         WHEREAS, the Employers desire to continue to employ the Executive with a change in the titles held by the Executive;

         AND WHEREAS, the Executive is willing to continue to be employed with a change in the titles held by the Executive and, in connection therewith, has delivered on the date hereof a written consent to such change in titles for purposes of Section 1.7 of the Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Employers and the Executive hereby agree as follows:

         As of the date set forth above, the Agreement shall be and hereby is amended, such that Sections 1.7, 2 and 4.1 shall be and hereby are amended as set forth below.

         Amendment to Section 1.7. In Section 1.7, clause (a)(i) contained in the second and third lines thereof shall be amended and restated in its entirety to read as follows:

         (a) without the written consent of the Executive, (i) the Employers fail to appoint or reappoint the Executive as President of the Company and President and Chief Lending Officer of the Bank,

         Amendment to Section 2. In Section 2, the first sentence thereof shall be amended and restated in its entirety to read as follows:

         Subject to the terms and provisions set forth in this Agreement, the Employers, during the Term of Employment, agree to employ the Executive as President of the Company and President and Chief Lending Officer of the Bank and the Executive hereby accepts such employment.

         Amendment to Section 4.1. In Section 4.1, the first sentence thereof shall be amended and restated in its entirety to read as follows:

         During the Term of Employment, the Executive shall be employed and shall serve as President of the Company and President and Chief Lending Officer of the Bank.

         The Agreement, as amended by this Amendment No. 1, is and shall continue to be in full force and effect and shall not be affected by this Amendment No. 1, except and only to the extent specified above.

         IN WITNESS WHEREOF, the undersigned Executive has hereunto set his hand and each of the Employers has caused this Amendment No. 1 to be executed in its name and on its behalf by a duly authorized officer, in each case as an instrument under seal and as of the date set forth above.

                                ENTERPRISE BANCORP, INC.


                                By: /s/ George L. Duncan
                                   ---------------------------------------------
                                    George L. Duncan
                                    Chairman and Chief Executive Officer



                                ENTERPRISE BANK AND TRUST COMPANY


                                By: /s/ George L. Duncan
                                   ---------------------------------------------
                                    George L. Duncan
                                    Chairman and Chief Executive Officer



                                EXECUTIVE


                                /s/ Richard W. Main
                                ---------------------------------------
                                Richard W. Main